Exhibit 99.1

NEWS

MSC REPORTS FISCAL 2018 FIRST QUARTER RESULTS

MSC BOARD APPROVES ADDITIONAL 2 MILLION SHARE REPURCHASE AUTHORIZATION

FISCAL Q1 2018 HIGHLIGHTS

•	Net sales of $768.6 million, a 12% YoY increase, with approximately 400 basis points of acquisitive growth
•	Operating income of $99.3 million, an increase of approximately 10% YoY
•	Operating margin of 12.9%, including a negative 50 basis point impact from DECO
•	Diluted EPS of $1.05, up approximately 9% YoY versus diluted EPS of $0.96 in the prior year quarter

MELVILLE, NY and DAVIDSON, NC, January 10, 2018 - MSC INDUSTRIAL SUPPLY CO. (NYSE: MSM),  "MSC" or the "Company," a premier distributor of Metalworking and Maintenance, Repair and Operations ("MRO") products and services to industrial customers throughout North America,  today reported financial results for its fiscal 2018 first quarter ended December 2, 2017. The Company also announced that its Board of Directors approved an additional 2 million share repurchase authorization, bringing the total current authorization to approximately 2.8 million shares.

Financial Highlights[1]	FY18 Q1		FY17 Q1		Change
Net Sales	$768.6		$686.3		12.0%
Operating Income	99.3		90.6		9.6%
% of Net Sales	12.9%		13.2%
Net Income	59.6		54.3		9.8%
Diluted EPS	$1.05	.[2]	$0.96	.[3]	9.4%

1In millions unless noted. 2Based on 56.5 million diluted shares outstanding for FY18  Q1.  3 Based on 56.6 million diluted shares outstanding for FY17  Q1.

Erik Gershwind, president and chief executive officer, said, "The environment remained solid in the first fiscal quarter, and our own business reflected this momentum, with growth rates improving or holding steady across all customer types. We delivered low double-digit sales growth on an ADS basis, and another quarter of sequential gross margin stability and productivity improvements, with operating expenses as a percentage of revenue declining once again."

Rustom Jilla, executive vice president and chief financial officer, added, "Our reported average daily sales rose 12%, operating margin was 12.9%, and EPS rose by 9.4% over the prior year’s fiscal first quarter. Excluding our recently acquired DECO business, our quarterly average daily sales rose 7.7% over the same period a year ago, our gross margin was down slightly, our operating expenses to sales improved, and our operating margin expanded by 20 basis points to 13.4%.* We also had a strong quarter in terms of cash generation, with net cash provided by operating activities up 8% to $82 million. Finally, the recently announced 21% quarterly dividend increase and the additional share repurchase authorization are reflective of the significant positive impact of tax reform on our earnings and cash flow, as well as our ongoing commitment to allocating capital to enhance total shareholder returns."

Gershwind concluded, "Looking forward, it is an exciting time for U.S. manufacturing and MSC on multiple fronts. First, after several years of a weak pricing environment, many suppliers have now raised list prices, and we expect to follow suit in the near-term. Second, customer sentiment and industry indices are positive, pointing to continued U.S. manufacturing growth prospects. And third, we see the recent tax reform as a significant tailwind not just for our own EPS, but also for our customers and the broader manufacturing economy in the coming years. We are well positioned to take advantage of this better environment, particularly given the improvements that we have made to our business in recent years."

The Company has increased its buyback authorization by 2 million shares. The timing and actual number of shares repurchased will depend on a variety of factors, including price, market conditions, and applicable legal and regulatory requirements. The share repurchase program does not obligate the Company to repurchase any specific number of shares and may be suspended or terminated at any time without prior notice.

*  An explanation and reconciliation of non-GAAP financial measures to GAAP financial measures is presented in schedules following this press release

Page - 2-

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 FIRST QUARTER RESULTS

Outlook

Based on current market conditions, the Company expects net sales for the second quarter of fiscal 2018 to be between $761 million and $775 million. At the midpoint, average daily sales are expected to increase roughly 9.1% compared to last year’s second quarter. The Company’s guidance for diluted earnings per share for the second quarter of fiscal 2018 is $1.93 to $2.03, which includes the following components:

•

An estimated beneficial impact of between $0.27 to $0.29 from the lower effective tax rate (combined federal and state) required to bring our first half into alignment with the expected full year rate; and

•	An estimated net one-time beneficial impact of between $0.66 and $0.70 that reflects the re-valuation of tax-related balance sheet items.

•	An estimated diluted earnings per share for the second quarter of fiscal 2018, excluding the positive impacts of the Tax Cuts and Jobs Act noted above, of between $1.00 and $1.04.

Conference Call Information

MSC will host a conference call today at 8:30 a.m. EST to review the Company’s fiscal 2018 first quarter results. The call, accompanying slides, and other operational statistics may be accessed at: http://investor.mscdirect.com. The conference call may also be accessed at 1-877-443-5575 (U.S.), 1-855-669-9657 (Canada) or 1-412-902-6618 (international).

An online archive of the broadcast will be available until January 17, 2018.

The Company’s reporting date for fiscal 2018 second quarter results is scheduled for April 10, 2018.

Contact Information

Investors:	Media:
John G. Chironna	Paul Mason
Vice President, Investor Relations and Treasurer	Director, Corporate Communications
(704) 987-5231	(704) 987-5313

About MSC Industrial Supply Co. MSC Industrial Supply Co. (NYSE:MSM) is a leading North American distributor of metalworking and maintenance, repair, and operations (MRO) products and services. We help our customers drive greater productivity, profitability and growth with more than 1 million products, inventory management and other supply chain solutions, and deep expertise from over 75 years of working with customers across industries.

Our experienced team of more than 6,500 associates is dedicated to working side by side with our customers to help drive results for their businesses - from keeping operations running efficiently today to continuously rethinking, retooling, and optimizing for a more productive tomorrow.

For more information on MSC, please visit mscdirect.com.

# # #

Note Regarding Forward-Looking Statements:

Statements in this Press Release may constitute "forward-looking statements" under the Private Securities Litigation Reform Act of 1995. All statements, other than statements of historical fact, that address activities, events or developments that we expect, believe or anticipate will or may occur in the future, including statements about expected future results, expected benefits from our investment and strategic plans, and expected future margins, are forward-looking statements. Forward-looking statements involve risks and uncertainties that could cause actual results to differ materially from those anticipated by these forward-looking statements. Readers are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date hereof. The inclusion of any statement in this release does not constitute an admission by MSC or any other person that the events or circumstances described in such statement are material. Factors that could cause actual results to differ materially from those in forward-looking statements include: general economic conditions in the markets in which we operate, changing customer and product mixes, competition,

Page - 3-

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 FIRST QUARTER RESULTS

including the adoption by competitors of aggressive pricing strategies and sales methods, industry consolidation, volatility in commodity and energy prices, the outcome of government or regulatory proceedings or future litigation, credit risk of our customers, risk of cancellation or rescheduling of orders, work stoppages or other business interruptions (including those due to extreme weather conditions) at transportation centers, shipping ports, our headquarters or our customer fulfillment centers, dependence on our information systems and the risk of business disruptions arising from changes to our information systems, disruptions due to computer system or network failures, computer viruses, physical or electronics break-ins and cyber-attacks, retention of key personnel, the loss of key suppliers or supply chain disruptions, risks associated with changes to trade policies pertaining to sourcing products, failure to comply with applicable environmental, health and safety laws and regulations, goodwill and intangible assets recorded as a result of our acquisitions could be impaired, risks associated with the integration of acquired businesses or other strategic transactions, and financial restrictions on outstanding borrowings. Additional information concerning these and other risks is described under "Risk Factors" and "Management's Discussion and Analysis of Financial Condition and Results of Operations" in the reports on Forms 10-K and 10-Q that we file with the U.S. Securities and Exchange Commission. We assume no obligation to update any of these forward-looking statements.

Page - 4-

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 FIRST QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Balance Sheets

(In thousands)

	December 2,	September 2,
	2017	2017
ASSETS	(Unaudited)
Current Assets:
Cash and cash equivalents	$20,252	$16,083
Accounts receivable, net of allowance for doubtful accounts	479,391	471,795
Inventories	469,432	464,959
Prepaid expenses and other current assets	54,441	52,742
Total current assets	1,023,516	1,005,579
Property, plant and equipment, net	311,846	316,305
Goodwill	633,529	633,728
Identifiable intangibles, net	107,731	110,429
Other assets	31,590	32,871
Total assets	$2,108,212	$2,098,912

LIABILITIES AND SHAREHOLDERS’ EQUITY
Current Liabilities:
Short-term debt	$291,679	$331,986
Accounts payable	124,917	121,266
Accrued liabilities	115,527	104,473
Total current liabilities	532,123	557,725
Long-term debt	201,002	200,991
Deferred income taxes and tax uncertainties	115,056	115,056
Total liabilities	848,181	873,772
Commitments and Contingencies
Shareholders’ Equity:
Preferred Stock	—	—
Class A common stock	54	54
Class B common stock	11	12
Additional paid-in capital	633,944	626,995
Retained earnings	1,201,128	1,168,812
Accumulated other comprehensive loss	(18,106)	(17,263)
Class A treasury stock, at cost	(557,000)	(553,470)
Total shareholders’ equity	1,260,031	1,225,140
Total liabilities and shareholders’ equity	$2,108,212	$2,098,912

Page - 5-

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 FIRST QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Income

(In thousands, except per share data)

(Unaudited)

	Quarters Ended
	December 2,	December 3,
	2017	2016
	(13 weeks)	(13 weeks)
Net sales	$768,561	$686,271
Cost of goods sold	433,492	377,536
Gross profit	335,069	308,735
Operating expenses	235,791	218,135
Income from operations	99,278	90,600
Other income (expense):
Interest expense	(3,237)	(2,934)
Interest income	163	163
Other income (expense), net	(408)	(284)
Total other expense	(3,482)	(3,055)
Income before provision for income taxes	95,796	87,545
Provision for income taxes	36,211	33,257
Net income	$59,585	$54,288
Per Share Information:
Net income per common share:
Basic	$1.06	$0.96
Diluted	$1.05	$0.96
Weighted average shares used in computing net income per common share:
Basic	56,287	56,381
Diluted	56,504	56,608
Cash dividends declared per common share	$0.48	$0.45

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Comprehensive Income

(In thousands)

(Unaudited)

	Quarters Ended
	December 2,	December 3,
	2017	2016
	(13 weeks)	(13 weeks)
Net income, as reported	$59,585	$54,288
Foreign currency translation adjustments	(843)	(1,547)
Comprehensive income	$58,742	$52,741

Page - 6-

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 FIRST QUARTER RESULTS

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Quarters Ended
	December 2,	December 3,
	2017	2016
	(13 weeks)	(13 weeks)
Cash Flows from Operating Activities:
Net income	$59,585	$54,288
Adjustments to reconcile net income to net cash provided by operating activities:
Depreciation and amortization	15,749	15,447
Stock-based compensation	3,894	3,538
Loss on disposal of property, plant, and equipment	126	49
Provision for doubtful accounts	1,698	1,305
Changes in operating assets and liabilities:
Accounts receivable	(9,291)	(1,021)
Inventories	(4,259)	(10,299)
Prepaid expenses and other current assets	(1,663)	3,792
Other assets	1,252	(465)
Accounts payable and accrued liabilities	14,888	9,326
Total adjustments	22,394	21,672
Net cash provided by operating activities	81,979	75,960
Cash Flows from Investing Activities:
Expenditures for property, plant and equipment	(9,028)	(12,497)
Cash used in business acquisition	(738)	—
Net cash used in investing activities	(9,766)	(12,497)
Cash Flows from Financing Activities:
Repurchases of common stock	(4,018)	(3,207)
Payments of cash dividends	(27,087)	(25,495)
Payments on capital lease and financing obligations	(115)	(388)
Proceeds from sale of Class A common stock in connection with associate stock purchase plan	959	909
Proceeds from exercise of Class A common stock options	2,405	6,931
Borrowings under financing obligations	721	739
Borrowings under Credit Facility	24,000	15,000
Private Placement Loan financing costs	—	(142)
Payments of notes payable and revolving credit note under the Credit Facility	(65,000)	(78,500)
Net cash used in financing activities	(68,135)	(84,153)
Effect of foreign exchange rate changes on cash and cash equivalents	91	(78)
Net increase (decrease) in cash and cash equivalents	4,169	(20,768)
Cash and cash equivalents – beginning of year	16,083	52,890
Cash and cash equivalents – end of year	$20,252	$32,122
Supplemental Disclosure of Cash Flow Information:
Cash paid for income taxes	$1,757	$1,983
Cash paid for interest	$2,068	$1,400

Page - 7-

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 FIRST QUARTER RESULTS

Non-GAAP Financial Measures

MSC Reported excluding DECO Tool Supply Co

To supplement MSC’s unaudited selected financial data presented consistent with Generally Accepted Accounting Principles (“GAAP”), the Company discloses certain non-GAAP financial measures that exclude the results of our acquisition of DECO Tool Supply Co. (“DECO”) on July 31, 2017, including non-GAAP net sales, non-GAAP gross profit, non-GAAP income from operations, non-GAAP net income and non-GAAP diluted earnings per share.  These non-GAAP measures are not in accordance with or an alternative for GAAP, and may be different from non-GAAP measures used by other companies.  We believe that these non-GAAP measures have limitations in that they do not reflect MSC’s results of operations as determined in accordance with GAAP, and that these measures should only be used to evaluate MSC’s results of operations in conjunction with the corresponding GAAP measures.  The presentation of this additional information is not meant to be considered in isolation or as a substitute for the most directly comparable GAAP measures.  We compensate for the limitations of non-GAAP financial measures by relying upon GAAP results to gain a complete picture of the Company’s performance.

In calculating non-GAAP financial measures, we exclude the results of DECO to facilitate a review of the comparability of the Company’s operating performance on a period-to-period basis. We use non-GAAP measures to evaluate the operating performance of our business (excluding DECO), for comparison with forecasts and strategic plans, and for benchmarking performance externally against competitors. We believe that investors benefit from seeing results “through the eyes” of management in addition to seeing GAAP results.  We believe that these non-GAAP measures, when read in conjunction with the Company’s GAAP financials, provide useful information to investors by offering:

•	the ability to make more meaningful period-to-period comparisons of the Company’s on-going operating results;
•	the ability to better identify trends in the Company’s underlying business and perform related trend analyses;
•	a better understanding of how management plans and measures the Company’s underlying business; and
•	an easier way to compare the Company’s operating results against analyst financial models and operating results of competitors that supplement their GAAP results with non-GAAP financial measures

MSC INDUSTRIAL SUPPLY CO. AND SUBSIDIARIES
Reconciliation of GAAP and Non-GAAP Information
Thirteen Weeks Ended December 2, 2017
(dollars in thousands, except per share data)

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure	GAAP Measure	Non-GAAP Measure
Net Sales	DECO Tool Supply Co.	Net Sales, excluding DECO	Average Daily Sales Growth	Average Daily Sales Growth, Excluding DECO
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
December 2, 2017	December 2, 2017	December 2, 2017	December 2, 2017	December 2, 2017
$768,561	$29,682	$738,879	12.0%	7.7%

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure	GAAP Measure	Non-GAAP Measure
Gross Profit	DECO Tool Supply Co.	Gross Profit, excluding DECO	Gross Margin	Gross Margin, excluding DECO
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
December 2, 2017	December 2, 2017	December 2, 2017	December 2, 2017	December 2, 2017
$335,069	$6,441	$328,628	43.6%	44.5%

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure	GAAP Measure	Non-GAAP Measure
Operating Expenses	DECO Tool Supply Co.	Operating Expenses, excluding DECO	Operating Expenses as a percentage of Net Sales	Operating Expenses as a percentage of Net Sales, Excluding DECO
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
December 2, 2017	December 2, 2017	December 2, 2017	December 2, 2017	December 2, 2017
$235,791	$5,865	$229,926	30.7%	31.1%

Page - 8-

MSC INDUSTRIAL SUPPLY CO. REPORTS FISCAL 2018 FIRST QUARTER RESULTS

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure	GAAP Measure	Non-GAAP Measure
Operating Income (Loss)	DECO Tool Supply Co.	Operating Income (Loss), excluding DECO	Operating Margin	Operating Margin, excluding DECO
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
December 2, 2017	December 2, 2017	December 2, 2017	December 2, 2017	December 2, 2017
$99,278	$576	$98,702	12.9%	13.4%

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure
Net Income (Loss)	DECO Tool Supply Co.	Net Income (Loss), excluding DECO
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
December 2, 2017	December 2, 2017	December 2, 2017
$59,585	$200	$59,385

GAAP Measure	Items Affecting Comparability	Non-GAAP Measure
Diluted Earnings Per Share	DECO Tool Supply Co.	Diluted Earnings Per Share, excluding DECO
Thirteen Weeks Ended	Thirteen Weeks Ended	Thirteen Weeks Ended
December 2, 2017	December 2, 2017	December 2, 2017
$1.05	$-	$1.05